                                                                   EXHIBIT 10.2

                                  STANDARD SUBLEASE



                                      SUBLEASE

1. PARTIES. This Sublease, dated, for reference purposes only, April 14, 1998, is made by and between Pro Business Services, Inc., a Delaware corporation (herein called "Sublessor") and Documentum, Inc., a Delaware corporation (herein called "Sublessee").

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, a portion of that certain real property situated in the County of Alameda, State of California, commonly known as Saratoga Center and described as 5934 Gibraltar Drive, Suite 102, Pleasanton, CA 94588, consisting of approximately 3,555 rentable square feet of office space as shown by cross-hatched lines on Exhibit A. Said real property, including the land and all improvements thereon, is hereinafter called the "Premises".

3.     TERM.
       3.1 TERM. The term of this Sublease shall be for approximately eleven months and 16 days, months commencing on the date ("commencement date") which is the earlier of (i) the date Sublessor notifies Sublessee that approval of the Master Lessor has been obtained and (ii) April 15, 1998; and ending on March 31, 1999 unless sooner terminated pursuant to any provision hereof.

       3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee, provided, however, that if Sublessor shall not have delivered possession of the Premises within thirty (30) days from said commencement date, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged from all obligations hereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $4,350.00, in advance, on the 1st day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $4,350.00 as rent for April 15, 1998 - May 15, 1998. Rent for any period during the term hereof which is for less than one (1) month (i.e. rent for the remaining unpaid portion for May, 1998) shall be a pro-rata portion of the monthly installment, due and payable on the first day of the month. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $4,350.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations


COLLIERS PARRISH INTERNATIONAL, INC. IS PLEASED TO BE ABLE TO PROVIDE THE ABOVE INFORMATION AND IN SO DOING BELIEVES ITS VALIDITY. HOWEVER, WE CANNOT GUARANTEE ITS ACCURACY OR TAKE RESPONSIBILITY FOR ITS USE.

STANDARD SUBLEASE                                                     PAGE 2


hereunder, said deposit, or so much thereof as has not therefore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6.     USE.
       6.1 USE. The Premises shall be used and occupied only for general office purposes.
       6.2    COMPLIANCE WITH LAW.
       (a) Sublessee shall, at Sublessee's expense, comply promptly with all applicable statues, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.
       6.3 CONDITION OF PREMISES. Except for Sublessor's obligation to close the opening in the demising wall, and to shampoo the carpets, Sublessee hereby accepts the Premises in their "as is" condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.
       6.4 ALTERATIONS. Sublessee shall not make any alterations to the Premises without the prior written consent of Sublessor and Master Lessor. Any alterations made by Sublessee to the Premises must be installed in accordance with all applicable building codes and permit requirements and shall be removed from the Premises by Sublessee at the sole cost and expense of Sublessee at the expiration of the Sublease Term.

7.     MASTER LEASE.
       7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease", a copy of which is attached hereto marked Exhibit B, dated March 23, 1994, as amended by a First Amendment dated May 25, 1994 and a Second Amendment dated October 5, 1994 wherein
Hacienda Park Associates, a California General Partnership is the Lessor, hereinafter referred to as the "Master Lessor".
       7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.
       7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contraindicated by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.
       7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease EXCEPT for the following paragraphs which are excluded therefrom and pursuant to which Sublessee has no rights: PARAGRAPH 2(C) BROKERS, PARAGRAPH 2(D) COMMENCEMENT, PARAGRAPH 2(F) EXPENSE STOP, PARAGRAPH 2(J) RENTAL INSTALLMENTS, PARAGRAPHS 2(O) AND 7 SECURITY DEPOSIT; PARAGRAPH 2(R) TENANT'S PROPORTIONATE SHARE, PARAGRAPH 5.3 PROJECT OPERATING EXPENSES, PARAGRAPH 29, TENANT IMPROVEMENT ALLOWANCE; PARAGRAPH 40, REMOVAL OF TENANT'S FURNITURE & FIXTURES, PARAGRAPH 41 OPTION TO RENEW; PARAGRAPH 2 OF FIRST AMENDMENT AND PARAGRAPHS 1 AND 2 OF SECOND AMENDMENT.


COLLIERS PARRISH INTERNATIONAL, INC. IS PLEASED TO BE ABLE TO PROVIDE THE ABOVE INFORMATION AND IN SO DOING BELIEVES ITS VALIDITY. HOWEVER, WE CANNOT GUARANTEE ITS ACCURACY OR TAKE RESPONSIBILITY FOR ITS USE.

STANDARD SUBLEASE                                                     PAGE 3


       7.5 Sublessee's permitted use of the Premises shall be for general office use, notwithstanding Paragraph 2(s) of the Master Lease, which specifies the Tenant's use as payroll services.
       7.6 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations".
The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".
       7.7 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.
       7.8 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, reasonable attorneys' fees, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.
       7.9 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.

8.     ASSIGNMENT OF SUBLEASE AND DEFAULT.
       8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject however to terms of Paragraph 8.2 hereof.
       8.2 Master Lessor, by executing this document, agrees that, except as provided in Section 16(b)(5) of the Master Lease, until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.
       8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents to paid by Sublessee.
       8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9.     CONSENT OF MASTER LESSOR.
       9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor, then this Sublease shall not be effective unless, within ten (10) days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.
       9.2    In the event that Master Lessor does give such consent then:
       (a) Such consent will not release Sublessor or its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.
       (b) The acceptance of rent by Master Lessor from the Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.
       (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.


COLLIERS PARRISH INTERNATIONAL, INC. IS PLEASED TO BE ABLE TO PROVIDE THE ABOVE INFORMATION AND IN SO DOING BELIEVES ITS VALIDITY. HOWEVER, WE CANNOT GUARANTEE ITS ACCURACY OR TAKE RESPONSIBILITY FOR ITS USE.

STANDARD SUBLEASE                                                     PAGE 4


       (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.
       (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.
       (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.

       9.3 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.
       9.4 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a coy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten (10) days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10.    BROKERS FEE.
       10.1 Sublessee warrants and represents that it has not dealt with any real estate broker or agent in connection with this Sublease or its negotiation except Ted Helgans of Colliers Parrish International, Inc. Sublessee shall indemnify and hold Sublessor harmless from any cost, expense or liability (including costs of suit and reasonable attorneys' fees) for any compensation, commission, or fees claimed by any other real estate broker or agent in connection with this Sublease or its negotiation by reason of any act of Sublessee.

11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.


COLLIERS PARRISH INTERNATIONAL, INC. IS PLEASED TO BE ABLE TO PROVIDE THE ABOVE INFORMATION AND IN SO DOING BELIEVES ITS VALIDITY. HOWEVER, WE CANNOT GUARANTEE ITS ACCURACY OR TAKE RESPONSIBILITY FOR ITS USE.

STANDARD SUBLEASE                                                     PAGE 5


12.    ADDITIONAL PROVISIONS.
       12.1 Sublessor acknowledges that pursuant to Section 12 of the Master Lease, plans for any alterations shall be submitted to Master Lessor for approval. Sublessor agrees that, unless otherwise agreed to by Master Lessor in writing, Sublessor shall be obligated to remove upon the termination of the Master Lease all additions or alterations (including, without limitation, any demising walls) which are or may hereafter be constructed by Sublessor in the Premises.

       12.2 Sublessor shall perform the following prior to the commencement date:

       a. Close the opening in order to create the approximately 3,555 rentable square feet of separately demised Premises as shown on Exhibit A; and

       b.     Shampoo the carpets in the Premises.

       12.3 Sublessee shall not use, allow use of, or dispose of Hazardous Materials in or about the Premises. Sublessee will indemnify, defend and hold Sublessor and Master Lessor harmless from any judgment, damages, losses, claims, actions, attorneys' fees, consultant's fees, costs or expenses which result from Sublessee's or any of Sublessee's agents (including employees, contractors and visitors) use, storage, or disposal of Hazardous Materials in or about the Sublease. As used herein the term "Hazardous Materials" will mean and include asbestos, petroleum products and any and all toxic or hazardous substances, materials or wastes listed in the United States Department of Transportation Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR 302) and in any and all amendments to such lists or such substances, materials or wastes otherwise regulated under applicable local, state or federal law. The provisions of this paragraph shall survive the expiration or termination of the Sublease.

COLLIERS PARRISH INTERNATIONAL, INC. IS PLEASED TO BE ABLE TO PROVIDE THE ABOVE INFORMATION AND IN SO DOING BELIEVES ITS VALIDITY. HOWEVER, WE CANNOT GUARANTEE ITS ACCURACY OR TAKE RESPONSIBILITY FOR ITS USE.

STANDARD SUBLEASE                                                     PAGE 6


       12.4 Sublessee acknowledges that Sublessee shall have the right to install lobby directory signage and suite door identification in accordance with the Master Lease. Sublessee shall not have the right to install monument or exterior building signage.

              If this Sublease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by Colliers Parrish International, Inc. or Lee & Associates or their agents or employees as to the legal sufficiency, legal effect, of tax consequences of this Sublease or the transaction relating thereto.



                                          "SUBLESSOR"

                                          Pro Business Services, Inc., a
Executed at                               Delaware corporation
           ------------------------       ---------------------------------

on                                        By  /s/ [ILLEGIBLE]
   --------------------------------          ------------------------------

address                                   By
        ---------------------------          ------------------------------


                                          "SUBLESSEE"

                                          Documentum, Inc.
Executed at                               a Delaware corporation
           ------------------------       ---------------------------------

on                                        By  /s/ Mark Ganett
   --------------------------------          ------------------------------

address
        ---------------------------
                                          By
-----------------------------------          ------------------------------


                                          "MASTER LESSOR"


Executed at Paine Weber [ILLEGIBLE]       Hacienda Park Associates
           ------------------------       ---------------------------------

on     4-8-98                             By  /s/ [ILLEGIBLE]
   --------------------------------          ------------------------------

address  265 Franklin Ct.                 By  V.P.
        ---------------------------          ------------------------------


COLLIERS PARRISH INTERNATIONAL, INC. IS PLEASED TO BE ABLE TO PROVIDE THE ABOVE INFORMATION AND IN SO DOING BELIEVES ITS VALIDITY. HOWEVER, WE CANNOT GUARANTEE ITS ACCURACY OR TAKE RESPONSIBILITY FOR ITS USE.

                                                            EXHIBIT A


                                                 5934 GIBRALTAR DRIVE
                                                         SECOND FLOOR
                                                         [FLOOR PLAN]

[FLOOR PLAN]
5934 GIBRALTAR DRIVE
GROUND FLOOR


4696 WILLOW ROAD
[FLOOR PLAN]